                                          EXHIBIT 10.15

                       FORM OF INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this ______ day of _______________, 19___, by and between Sun Company, Inc., a Pennsylvania corporation (the "Company") and _____________________________ ("Indemnitee").

       WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reduction in the coverage of such insurance; and

       WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation, in general, subjecting officers and directors to expensive litigation risks at the same time as liability insurance has been severely limited; and

       WHEREAS, Indemnitee does not regard the current protection available as adequate given the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protection; and

       WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

       NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

       1.   INDEMNIFICATION.

            (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any affiliate of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent
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     of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved pursuant to Section 2(f) hereof) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was lawful.

            (b) Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any affiliate of the Company, by reason of any action or inaction on the party of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
     fees) and amounts paid in settlement (if such settlement is approved pursuant to Section 2(f) hereof) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
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            (c)  Mandatory Indemnification.  To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1(a) and 1(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith. For purposes of this Section 1(c), the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any claim, action, suit or proceeding against Indemnitee without any express finding of liability or guilt against him, or (ii) the expiration of a reasonable period of time after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement.

       2.   EXPENSES AND INDEMNIFICATION PROCEDURE.

            (a) Advancement of Expenses. The Company shall advance all reasonable expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof. For purposes of any advancement hereunder, the Indemnitee shall be deemed to have acted (i) in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, and (ii) with respect to any criminal action or procedure, to have had no reasonable cause to believe his conduct was unlawful if, under either (i) or (ii), his action is based on the records or books of account of the Company, or the records or books of account of another corporation, partnership, joint venture, trust or another enterprise (collectively, the "other enterprises"), including financial statements, or on information supplied to him by the officers of the Company or other enterprises in the course of their duties, or on the advice of legal counsel for the Company or other enterprises or on information or records given or reports made to the Company or other enterprises by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or other enterprises. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby.

            (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon
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     as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to Sun Company, Inc., 1801 Market Street, Philadelphia, PA 19103, Attention: Vice President and General Counsel (or such other address as the Company may from time to time designate in writing to Indemnitee). Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise, notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

            (c)  Procedure.  Any indemnification and advances provided for in
     Section 1 hereof and this Section 2 shall be made no later than forty-five
     (45) days after receipt of the written request of Indemnitee, coupled with appropriate documentation to support the requested payment. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within forty-five (45) days after receipt of a fully documented written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 hereof, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 2(a) hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the
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     applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

            (d) Notice to Insurers. If, at the time of the receipt of a notice of claim pursuant to Section 2(b) hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

            (e)  Selection of Counsel.  If the Company shall be obligated under
     Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding; provided that
     (i) Indemnitee shall have the right to employ separate counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

            (f) Settlements. The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will reasonably withhold consent to any proposed settlement.
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            (g)  Change in Control.  If, at any time subsequent to the date of this Agreement, continuing directors do not constitute a majority of the members of the Board of Directors, or there is otherwise a change in control of the Company (as contemplated by Item 403(c) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), then upon the request of Indemnitee, the Company shall cause the determination of indemnification and advances required by
     Section 2 hereof to be made by a third-party (mutually agreed upon by the parties or failing such agreement, as determined by the Chief Judge of the Federal District Court for the Eastern District of Pennsylvania). The fees and expenses incurred by the third party in making the determination of indemnification and advances shall be borne solely by the Company. If such third party is unwilling and/or unable to make the determination of indemnification and advances, then the Company shall cause the indemnification and advances to be made by a majority vote or consent of a Board committee consisting solely of continuing directors. For purposes of this Agreement, a "continuing director" means either a member of the Board at the date of this Agreement or a person nominated to serve as a member of the Board by a majority of then-continuing directors.

       3.   ADDITIONAL INDEMNIFICATION RIGHTS:

            (a) Scope. Notwithstanding any other provision of this Agreement, the Company shall indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Pennsylvania corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Pennsylvania corporation to indemnify a member of its board of directors or an officer, such changes (to the extent not otherwise required by such law, statute or rule to be applied to this Agreement) shall have no effect on this Agreement or the parties' rights and obligations hereunder.
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          (b) Non-exclusivity.  The indemnification provided by this
     Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Pennsylvania Business Corporation Law of 1988, as amended, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

       4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of other enterprises) and shall continue thereafter, so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company or serving in any other capacity referred to herein.

       5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

       6. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

       7. OFFICER AND DIRECTOR LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or one of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or Indemnitee is covered by similar insurance maintained by an affiliate of the Company.

       8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.
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         9. EXCEPTIONS.  Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

            (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the Pennsylvania Business Corporation Act of 1988, as amended, but such indemnification or advancement of expenses may be provided by Company in specific cases if the Board of Directors finds it to be appropriate;

            (b) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

            (c) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company or other enterprise; or

            (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

       10.  CONSTRUCTION OF CERTAIN PHRASES.

            (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as
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     a director, officer, employee or agent of other enterprises, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

            (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and reference to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants, or beneficiaries; and, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

            (c) For the purposes of this Agreement, references to "affiliates" shall mean any entity which, directly or indirectly, is in the control of, is controlled by, or is under common control with, the Company.

       11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

       12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

       13. ATTORNEYS' FEES. If any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

       14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and, unless otherwise provided, shall be deemed duly given (a) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (b) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. The address for notice to the Company shall be as set forth in Section 2(b) hereof, and the address for notice to Indemnitee shall be as set forth on the signature page of this Agreement, or as subsequently modified by written notice.

       15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the Commonwealth of Pennsylvania for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement. Any action instituted under this Agreement shall be brought only in the state courts of the Commonwealth of Pennsylvania.

       16. Subrogation. In the event of payment under this Agreement, Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Company effectively to bring suit to enforce such rights.

       17. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the Commonwealth of Pennsylvania, as applied to contracts between Pennsylvania residents entered into and to be performed within Pennsylvania.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


     ACCEPTED AND AGREED TO:         SUN COMPANY, INC.

     INDEMNITEE:

     _______________________        By:______________________
     (signature)                    (name and title)


     _______________________
     (name)


     _______________________
     (address)

     _______________________

                                  SCHEDULE TO
                                 EXHIBIT 10.15
                           INDEMNIFICATION AGREEMENT

     The Indemnification Agreements dated as of February 1, 1996, between Sun Company, Inc. and the directors and executive officers named below are identical in all material respects.


     Robert M. Aiken, Jr.            Raymond E. Cartledge
     Robert H. Campbell              Robert E. Cawthorn
     John G. Driscoll                Mary J. Evans
     Jack L. Foltz                   Thomas P. Gerrity
     Deborah M. Fretz                James G. Kaiser
     Thomas W. Hofmann               Robert D. Kennedy
     David E. Knoll                  Thomas W. Langfitt
     Malcolm I. Ruddock, Jr.         R. Anderson Pew
     Sheldon L. Thompson             Albert E. Piscopo
                                     William F. Pounds
                                     Alexander B. Trowbridge